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T. Rowe Price Fixed Income Series, Inc.
   T. Rowe Price Prime Reserve Portfolio


 Supplement to prospectus dated May 1, 2002
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   Effective immediately, the Portfolio Management paragraph on page 9 of the prospectus is replaced with the following:

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   James M. McDonald, Chairman, Steven G. Brooks, Brian E. Burns, Alan D. Levenson, Joseph K. Lynagh, Joan R. Potee, and Edward A. Wiese. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. McDonald was elected chairman of the fund's committee in 2002. He joined
   T. Rowe Price in 1976 as a financial statistician and has been managing investments since 1979.
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 The date of this supplement is May 29, 2002.
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 5/29/02